UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 7, 2010
SOLAR POWER, INC.

(Exact name of registrant as specified in its charter)

California	000-50142	20- 4956638

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1115 Orlando Avenue
Roseville, California 95661-5247

(Address and telephone number of principal executive offices) (Zip Code)
(916) 746-0900

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant
On September 7, 2010 the Company’s Board of Directors ratified the recommendation of the Audit Committee that Macias Gini & O’Connell, LLP (“MGO”) be dismissed as the Company’s independent registered public accounting firm. MGO’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2008 and 2009 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.
During the years ended December 31, 2008 and 2009 and the subsequent interim periods through the date of this filing, there were no disagreements with MGO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to MGO’s satisfaction, would have caused MGO to make reference thereon in their reports on the financial statements for such years. Also during that period there have been no reportable events described in Item 304(a)(1)(v) of Regulation S-K except Management’s Report on Internal Control over Financial Reporting as disclosed in our Form 10-K for the year ended December 31, 2009 included material weaknesses which were identified by MGO effecting revenue recognition and contract administration resulting from the absence of controls to ensure that all relevant contractual documents are included in the evaluation of the appropriate revenue recognition method and that customer billings are per the terms of their contracts. The Audit Committee of the Board of Directors discussed the subject matter of these material weaknesses with MGO. The Company has authorized MGO to respond fully to the inquiries of the new independent registered public accounting firm concerning the subject matter of these material weaknesses.
The Company provided MGO with a copy of this Current Report on Form 8-K prior to filing with the Securities and Exchange Commission (“SEC”) and requested that MGO furnish a letter addressed to the SEC stating whether it agrees with the statements above. The Company will file such letter as an exhibit and amend this Current Report on Form 8-K within two business days of receiving the letter from MGO.
New independent accounting firm
On September 7, 2010, the Company appointed Perry-Smith LLP (“P-S”) as the Company’s new independent registered public accounting firm fiscal 2010. During the fiscal years ended December 31, 2008 and 2009, and through the date of this filing, neither the Company nor anyone acting on its behalf consulted with P-S regarding any of the matters or events described in Items 304(a)(2)(i) and (ii) of Regulation S-K.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLAR POWER, INC. a California Corporation
Dated: September 13, 2010	/s/ Alan M. Lefko
Alan M. Lefko
Vice President of Finance and Secretary

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